Exhibit 10.1
REGISTRATION RIGHTS AGREEMENT
THIS REGISTRATION RIGHTS AGREEMENT, dated as of August 1, 2017 (the “Agreement”), is made by and between THE BOEING COMPANY, a Delaware corporation, having an office at 100 North Riverside Plaza, Chicago, Illinois 60606 (the “Company”), and NEWPORT TRUST COMPANY, a New Hampshire State chartered trust company, on behalf of itself and its affiliates, solely in its capacity as duly appointed and acting investment manager other than with respect to Section 1.3 hereof (the “Manager”) of a segregated account held in THE BOEING COMPANY EMPLOYEE RETIREMENT PLANS MASTER TRUST (the “Trust”).
RECITALS
WHEREAS, the Company has agreed to contribute an aggregate of 14,435,370 shares of its common stock, par value $5.00 per share (“Common Stock”) to the Trust (the “Contribution”), to be held in a single segregated account (the “Segregated Account”) in the Trust (such contributed shares, the “Registrable Shares”); and
WHEREAS, pursuant to the Investment Management Agreement, dated as of August 1, 2017 (the “Investment Management Agreement”), among the Manager, The Employee Benefit Plans Investment Committee of The Boeing Company (the “Committee”) and the Company, the Manager has been appointed as a “fiduciary” of the Trust, as defined in Section 3(21) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), but only to the extent of the assets in the Segregated Account, with the authority to act on behalf of the Trust with respect to all assets held in the Segregated Account; and
WHEREAS, the Company has agreed to grant certain registration rights with respect to the Registrable Shares held in the Segregated Account, on the terms and subject to the conditions set forth in this Agreement; and
WHEREAS, pursuant to the Investment Management Agreement, the Manager has full power and authority to execute and deliver this Agreement for the benefit of the Trust and to take any actions required or permitted to be taken in connection with this Agreement.
NOW, THEREFORE, in consideration of the premises and mutual promises set forth herein, the parties hereto hereby agree as follows:
1. Registration; Compliance with the Securities Act.
1.1 Registration Procedures and Expenses. The Company hereby agrees that, to the extent not prohibited by any applicable law or applicable interpretation of the staff of the Securities and Exchange Commission (the “SEC”) it shall:
(a) prepare and file with the SEC, as soon as reasonably practicable after the Contribution, but in no event more than ten (10) days after the Contribution, a shelf registration statement on Form S-3 covering the Registrable Shares, except to the extent the Company has an existing shelf registration statement covering the Common Stock which may be used for the purposes contemplated herein (such new or existing registration statement and any successor registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), hereinafter referred to as the “Registration Statement”), to enable the Manager to sell the Registrable Shares from time to time in the manner contemplated by the plan of distribution set forth in the Registration Statement, as amended by any prospectus supplement or post-effective amendment thereto, and use its commercially reasonable efforts to cause such Registration Statement, if not effective on the date of the Contribution, to become effective as promptly as reasonably possible after filing and to remain continuously effective until the earliest of (i) the date on which all Registrable Shares are sold, (ii) the date on which all Registrable Shares may be sold by the Trust to the public in accordance with Rule 144 under the Securities Act or any successor rule thereto (as such rule may be amended from time to time, “Rule 144” and when no conditions of Rule 144 or such successor rule are then applicable to the Trust (other than the holding period requirement in paragraph (d) of Rule 144, so long as such holding period requirement is satisfied at such time of determination), and (iii) the date which is ninety (90) days after the date on which the number of Registrable Shares held by the Trust is less than one percent (1%) of the shares of Common Stock then outstanding (the period from the date of effectiveness until such earliest date, the “Registration Period”); provided, however, that it shall not be required to file the Registration Statement or cause such Registration Statement to be declared effective during the pendency of any suspension period pursuant to Sections 1.2(b) or (c) below;
(b) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus related thereto filed with the SEC pursuant to Rule 424(b) under the Securities Act, or if no such filing is required, as included in the Registration Statement (the “Prospectus”), as may be necessary to keep the Registration Statement effective at all times until the end of the Registration Period; provided, however, that it shall not be required to file any such amendment or supplement during the pendency of any suspension period pursuant to Sections 1.2(b) or (c) below;
(c) furnish the Manager with such reasonable number of copies of the Prospectus in conformity with the requirements of the Securities Act, and such other documents as the Manager may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by the Trust;
(d) use its commercially reasonable efforts to file documents required of the Company for normal blue sky clearance in such states as the Manager shall reasonably designate in writing; provided, however, that the Company shall not be required to qualify to do business, consent to service of process or subject itself to taxation in any jurisdiction in which it is not now so qualified or has not so consented or become subjected;
(e) use its reasonable commercial efforts to cause the Registrable Shares to be listed on the New York Stock Exchange as soon as reasonably practicable after the date of the Contribution; and
(f) bear all expenses in connection with the actions contemplated by paragraphs (a) through (e) of this Section 1.1 and the registration of the Registrable Shares pursuant to the Registration Statement, including reasonable fees and expenses of legal counsel to the Manager incurred in connection with the registration and sale of the Registrable Shares, such fees and expenses of legal counsel not to exceed twenty five thousand dollars ($25,000) in the aggregate without the Company’s consent (which consent will not be unreasonably withheld or delayed), but excluding underwriting discounts, brokerage fees, commissions and transfer taxes incurred by the Manager or the Trust, if any.
It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1.1 that the Manager shall provide such reasonable assistance to the Company and furnish, or cause to be furnished, to the Company in writing such information regarding the Manager, the Registrable Shares to be sold, and the intended method or methods of disposition of the Registrable Shares, as shall be required to effect the registration of the Registrable Shares and as may be required from time to time under the Securities Act and the rules and regulations thereunder.

1.2 Transfer of Registrable Shares After Registration; Suspension.
(a) The Manager agrees that it will not offer to sell or make any sale, assignment, pledge, hypothecation or other transfer with respect to the Registrable Shares that would constitute a sale within the meaning of the Securities Act except pursuant to either (i) subject to the requirements of Schedule A attached hereto, the Registration Statement referred to in Section 1.1, or (ii) Rule 144 or any successor rule thereto, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Manager or the intended plan of distribution of the Registrable Shares to the extent required by applicable securities laws.
(b) In addition to any suspension rights under paragraph (c) below, the Company may, upon the happening of any event or the existence of any state of facts that, in the judgment of an executive officer of the Company or the Company’s legal counsel, renders advisable the suspension of the disposition of Registrable Shares covered by the Registration Statement or the use of the Prospectus due to pending transactions, or other corporate developments, public filings with the SEC or similar events, suspend the disposition of Registrable Shares covered by the Registration Statement or use of the Prospectus for a period of not more than ninety (90) days on written notice (each such notice, a “Suspension Event Notice”) to the Manager (which Suspension Event Notice will not disclose the content of any material non-public information and will indicate the date of the beginning and end of the intended suspension, if known), in which case the Manager, upon receipt of such Suspension Event Notice, will discontinue (and cause the Trust to discontinue) from selling or otherwise disposing of Registrable Shares covered by the Registration Statement or using the Prospectus or any supplement thereto (any such suspension pursuant to this Section 1.2(b), an “Event Suspension”) until copies of a supplemented or amended Prospectus filed by the Company with the SEC are distributed to the Manager or until the Manager is advised in writing by the Company that the disposition of Registrable Shares covered by the Registration Statement or the use of the applicable Prospectus may be resumed; provided, however, that such right to suspend the disposition of Registrable Shares covered by the Registration Statement or use of the Prospectus shall not be exercised by the Company for more than one hundred and twenty (120) days in any twelve-month period. Any Event Suspension and Suspension Event Notice described in this Section 1.2(b) shall be held in confidence and not disclosed by the Manager, except as required by law after reasonable prior notice to the Company.
(c) In the event of: (i) any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or Prospectus or for additional information; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation of any proceedings for such purpose; or (iv) any event or circumstance that necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, during the Registration Period, then the Company shall deliver a certificate in writing to the Manager (the “Suspension Notice”) to the effect of the foregoing (which notice will not disclose the content of any material non-public information and will indicate the date of the beginning and end of the intended suspension, if known), in which case the Manager, upon receipt of such Suspension Notice, will refrain (and cause the Trust to refrain) from selling or otherwise disposing of Registrable Shares covered by the Registration Statement or using the Prospectus or any supplement thereto (any such suspension pursuant to this Section 1.2(c), a “Suspension”) until copies of a supplemented or amended Prospectus filed by the Company with the SEC are distributed to the Manager or until the Manager is advised in writing by the Company that the disposition of Registrable Shares covered by the Registration Statement or the use of the applicable Prospectus may be resumed. In the event of any Suspension, the Company will use its commercially reasonable efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably possible after delivery of a Suspension Notice to the Manager. Any Suspension and Suspension Notice described in this Section 1.2(c) shall be held in confidence and not disclosed by the Manager, except as required by law after reasonable prior notice to the Company.
(d) In order to enforce the provisions set forth in Sections 1.2(b) and (c) above, the Company may impose stop transfer instructions with respect to the sale of Registrable Shares by the Trust until the end of the applicable suspension period.
(e) If so directed by the Company, the Manager shall deliver to the Company all physical copies of the Prospectus and any supplements thereto in its possession at the time of receipt by the Manager of any Suspension Event Notice or Suspension Notice.
(f) The Manager may sell the Registrable Shares under the Registration Statement provided that neither an Event Suspension nor a Suspension is then in effect, the Manager sells in accordance with the plan of distribution in the Prospectus, and the Manager arranges for delivery of a current Prospectus (as supplemented) to any transferee receiving such Registrable Shares in compliance with the Prospectus delivery requirements of the Securities Act.
1.3 Indemnification. For the purpose of this Section 1.3, the term “Registration Statement” shall include any preliminary or final Prospectus, exhibit, supplement, or amendment included in or relating to the Registration Statement referred to in Section 1.1.
(a) Indemnification by the Company. The Company agrees to indemnify and hold harmless the Manager (including, for purposes of this Section 1.3, the officers, directors, employees, and agents of the Manager) and each person, if any, who controls the Manager within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from and against any and all losses, claims, damages, liabilities or expenses, joint or several (each, a “Loss” and, collectively, “Losses”), to which the Manager or such controlling person may become subject under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld or delayed), only to the extent such Losses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure on the part of the Company to comply with the covenants and agreements contained in this Agreement, or (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, and will reimburse the Manager and each such controlling person for any reasonable legal fees and other reasonable out-of-pocket expenses as such expenses are incurred by the Manager or such controlling person in connection with investigating, defending, settling, compromising, or paying any such Loss or action; provided, however, that the Company will not be liable in any such case to the extent that any such Loss arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement of the Registration Statement or Prospectus in reliance upon and in conformity with information furnished in writing to the Company by the Manager, (ii) any untrue statement or omission or alleged untrue statement or omission of a material fact required to make such statement not misleading in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Manager before the pertinent sale or sales by the Manager, or (iii) any untrue statement or alleged untrue statement or omission or alleged omission in the Registration Statement, the Prospectus, or any amendment or supplement thereto, when used or distributed by the Manager during a period in which the disposition of Registrable Shares is properly suspended under Section 1.2(b) or a Suspension is properly in effect under Section 1.2(c). The Manager hereby agrees that if the Manager or any of its controlling persons is not entitled to indemnification for Losses pursuant to this Section 1.3(a), then neither the Manager nor any of its controlling persons shall be entitled to indemnification for such Loss pursuant to the Investment Management Agreement.
(b) Indemnification by the Manager. To the extent permitted by applicable law, the Manager will indemnify and hold harmless the Company, the Committee, each member of the Committee, each of the Company’s directors, each of the Company’s officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (the “Boeing Indemnitees”), from and against any and all Losses to which the Boeing Indemnitees may become subject under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Manager, which consent shall not be unreasonably withheld or delayed) only to the extent such Losses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure on the part of the Manager to comply with the covenants and agreements contained in this Agreement respecting the sale of the Registrable Shares, or (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them not misleading, in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Manager, and the Manager will reimburse the Boeing Indemnitees for any reasonable legal fees and other reasonable out-of-pocket as such expenses are incurred by the Boeing Indemnitees in connection with investigating, defending, settling, compromising, or paying any such Loss or action; provided, however, that the Manager shall not be liable for any such untrue statement or alleged untrue statement or omission or alleged omission with respect to which the Manager has delivered to the Company in writing a correction before the occurrence of the transaction from which such Loss was incurred. Notwithstanding anything in this Agreement to the contrary, in no event shall the liability of the Manager under this Section 1.3 be greater than the aggregate fees received by the Manager pursuant to the Investment Management Agreement.
(c) Indemnification Procedure.
(i) Promptly after receipt by an indemnified party under this Section 1.3 of written notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 1.3, promptly notify the indemnifying party in writing of the claim; provided, however, that the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party under the indemnity agreement contained in this Section 1.3, to the extent it is not prejudiced as a result of such failure.

(ii) In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to the indemnified party or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party or other indemnified parties that are different from such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 1.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless:
(1) The indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (other than local counsel), approved by such indemnifying party representing all of the indemnified parties who are parties to such action); or
(2) The indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action.
In each such case, the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.
(d) Contribution. If the indemnification provided for in this Section 1.3 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Loss referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage, liability, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions that resulted in such Loss, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities, and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 1.3(b) hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.
The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 1.3(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act)

shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.
(e) Surviving Obligations. The obligations of the Company and the Manager under this Section 1.3 shall survive the completion of the disposition of the Registrable Shares under this Section 1.
1.4 Rule 144 Information. For such period as the Trust holds any Registrable Shares received pursuant to the Contribution, the Company shall use its commercially reasonable efforts to file all reports required to be filed by the Company under the Securities Act, the Exchange Act, and the rules and regulations thereunder and shall use its commercially reasonable efforts to take such further action to the extent required to enable the Trust to sell the Registrable Shares pursuant to Rule 144.
1.5 Rights of the Trust. All of the rights and benefits conferred on the Manager pursuant to this Agreement (other than the right to indemnification provided in Section 1.3) are intended to inure to the benefit of the Trust.
2. Miscellaneous.
2.1 Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York, irrespective of the choice of laws principles of the State of New York, as to all matters, including matters of validity, construction, effect, enforceability, performance and remedies.
2.2 Entire Agreement; Modification; Waivers. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and shall supersede all previous negotiation, commitments, and writings with respect to the matters discussed herein. This Agreement may not be altered, modified, or amended except by a written instrument signed by all parties. The failure of any party to require the performance or satisfaction of any term or obligation of this Agreement, or the waiver by any party of any breach of this Agreement, shall not prevent subsequent enforcement of such term of obligation or be deemed a waiver of any subsequent breach.
2.3 Severability. The provisions of this Agreement are severable, and in the event that any one or more provisions are deemed illegal or unenforceable the remaining provisions shall remain in full force and effect unless the deletion of such provision shall cause this Agreement to become materially adverse to either party, in which event the parties shall use commercially reasonable efforts to arrive at an accommodation that best preserves for the parties the benefits and obligations of the offending provision.
2.4 Termination. Except as set forth in Section 1.3 hereof (which indemnification rights and obligations shall survive any expiration or termination of this Agreement), this Agreement and all rights, restrictions and obligations of the parties hereunder shall terminate at the end of the Registration Period.
2.5 Notices. All notices and other communications provided for or permitted hereunder shall be made in writing and shall be deemed to have been duly made as of the date delivered if delivered personally, sent by overnight courier (providing proof of delivery) to the parties at the following addresses or as of the date transmitted if sent by electronic transmission to the following facsimile numbers or electronic mail addresses (or at such other address, electronic mail address or facsimile number for a party as shall be specified by like notice):
if to the Company:
The Boeing Company
100 N. Riverside Plaza, M/C 5003-1001
Chicago, Illinois 60606
Attn: Grant M. Dixton

Fax: (312) 544-2829
Email: CSO@Boeing.com

if to the Manager:
Newport Trust Company
45 South 7th Street, Suite 2208
Minneapolis, MN 55402-1624
Attn: Chief Executive Officer
Fax: 925.328-4479
Email: greg.tschider@newportgroup.com

with a copy to:
Newport Trust Company
45 South 7th Street, Suite 2208
Minneapolis, MN 55402-1624
Attn: General Counsel
Fax: 925.328-4467
Email: whitney.ames@newportgroup.com
2.6 Other Registration Rights. Nothing herein shall restrict the Company’s authority to grant to any person or entity the right to obtain registration under the Securities Act of any equity securities of the Company or any securities exchangeable for or convertible into such securities.
2.7 Title and Headings. Titles and headings to sections herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.
2.8 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
2.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company and the Manager and their respective successors and permitted assigns. None of the rights or obligations under this Agreement shall be assigned by the Manager without the prior written consent of the Company and the Trust in their sole discretion.

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IN WITNESS WHEREOF, each of the Company and the Manager has caused this Agreement to be duly executed on its behalf by its duly authorized officer as of the date first written above.

THE BOEING COMPANY

By:	/s/ David A. Dohnalek
Name: David A. Dohnalek
Title: Senior Vice President, Finance & Treasurer

NEWPORT TRUST COMPANY, as Investment Manager of a Segregated Account held in The Boeing Company Employee Retirement Plans Master Trust

By:	/s/ Greg Tschider
Name: Greg Tschider
Title: Chief Executive Officer